Accounts receivable	6 Months Ended
Jun. 30, 2023
Trade and other receivables [abstract]
Accounts receivable	Accounts receivable
The following table presents the accounts receivable and lease receivable less the expected credit loss (in USD thousands):

	June 30, 2023	December 31, 2022
Accounts receivable	$6,898	$6,060
Accrued contract revenue	4,003	1,499
Lease receivable	158	185
Allowance for expected credit losses	(1,212)	(1,095)
Net accounts receivable	$9,847	$6,649
The Company records increases to, reversals of, and write-offs of the allowance for expected credit losses as “Selling and Marketing” expenses within its interim condensed consolidated statements of profit and loss. The following table provides a rollforward of the allowance for expected credit losses for the six months ended June 30, 2023 and 2022, that is deducted from the amortized cost basis of accounts receivable to present the net amount expected to be collected (in USD thousands):

	2023	2022
As of January 1	$1,095	$1,676
Increase	786	280
Reversals	(665)	(128)
Write-off	(51)	—
Currency translation differences	47	(76)
As of June 30	$1,212	$1,752

As of June 30, 2023 and December 31, 2022, the Company’s largest customer’s balance represented 9% and 15% of accounts receivable, respectively. All customer balances that individually exceeded 1% of accounts receivable in aggregate amounted to $4.3 million and $5.4 million as of June 30, 2023 and December 31, 2022, respectively.